Exhibit 10.46

EXECUTION COPY

SUBSIDIARY GUARANTEE

This SUBSIDIARY GUARANTEE, dated as of May 13, 2014 (as amended, modified, restated and/or supplemented from time to time, this “Subsidiary Guarantee”), made by each of the undersigned guarantors (each a “Subsidiary Guarantor” and, together with any other entity that becomes a guarantor hereunder pursuant to Section 25 hereof, the “Subsidiary Guarantors”) in favor of each holder of a Note (each a “Holder”). Except as otherwise defined herein, capitalized terms used herein and defined in the Note and Guarantee Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H:

WHEREAS, General Maritime Corporation (“GMC”) and VLCC Acquisition I Corporation (“FinCo”), have entered into a Note and Guarantee Agreement, dated as of March 28, 2014 (as amended by that certain Amendment No. 1 and Consent, dated as of May 13, 2014, and as amended, restated, modified and/or supplemented from time to time, the “Note and Guarantee Agreement”), with the purchasers whose names appear on the signature pages thereto (the “Purchasers”) providing for the issuance and sale by the Issuer (the “Issuer”) of $131,600,000 aggregate principal amount, as such principal amount may be increased as a result of the payment of any PIK Interest (as defined in the Note and Guarantee Agreement) of its Senior Unsecured Notes due 2020 (the “Notes”);

WHEREAS, each Subsidiary Guarantor is a direct or indirect Subsidiary of GMC; and

WHEREAS, each Subsidiary Guarantor will obtain benefits from the continuation of issuance and sale of the Notes under the Note and Guarantee Agreement and, accordingly, desires to execute this Subsidiary Guarantee in order to satisfy the condition described in the preceding paragraph;

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Subsidiary Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Subsidiary Guarantor hereby makes the following representations and warranties to the Holders and hereby covenants and agrees with each other Subsidiary Guarantor as follows:

1.                                      Each Subsidiary Guarantor, jointly and severally, irrevocably, absolutely and unconditionally guarantees to the Holders the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of, premium, if any, and interest on the Notes issued by the Issuer under the Note and Guarantee Agreement, and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness owing by the Issuer to the Holders under the Note and Guarantee Agreement, the Note and the Guarantee (including, without limitation, indemnities, fees and interest thereon (including any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided for in the Note and Guarantee Agreement, whether or not such interest is an allowed claim in any such proceeding)), whether now existing or hereafter incurred under, arising out of or in connection with the Note and Guarantee Agreement, the Note and the Guarantee and the due performance and compliance by the Issuer with all of the terms, conditions and agreements contained in the Note and Guarantee Agreement, the Note and the Guarantee (all such principal, premium, interest, liabilities, indebtedness and obligations being herein collectively called the “Guaranteed Obligations”). As used herein, the term “Guaranteed Party” shall mean the Issuer, the Guarantor and each Restricted Subsidiary. Each Subsidiary Guarantor understands, agrees and confirms that the Holders may enforce this Subsidiary Guarantee up to the full amount of the Guaranteed Obligations against such Subsidiary Guarantor without proceeding against any other Subsidiary Guarantor, GMC, the Issuer or any other Guaranteed Party or under any other guaranty covering all or a portion of the Guaranteed Obligations.

2.                                      Additionally, each Subsidiary Guarantor, jointly and severally, unconditionally, absolutely and irrevocably, guarantees the payment of any and all Guaranteed Obligations whether or not due or payable by the Issuer or any other Guaranteed Party upon the occurrence in respect of the Issuer or any such other Guaranteed Party of any of the events specified in Section 11(g) of the Note and Guarantee Agreement, and unconditionally, absolutely and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Holders, or order, on demand. This Subsidiary Guarantee shall constitute a guaranty of payment, and not of collection.

3.                                      The liability of each Subsidiary Guarantor hereunder is primary, absolute, joint and several, and unconditional and is exclusive and independent of any security for or other guaranty of the indebtedness of the Issuer or any other Guaranteed Party whether executed by such Subsidiary Guarantor, any other Subsidiary Guarantor, any other guarantor or by any other party, and the liability of each Subsidiary Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by the Issuer or any other Guaranteed Party or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Issuer or any other Guaranteed Party, (e) the failure of the Subsidiary Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Subsidiary Guarantee, (f) to the extent permitted by applicable law, any payment made to any Holder on the indebtedness which any Holder repays the Issuer or any other Guaranteed Party pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Subsidiary Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (g) any action or inaction by the Holders as contemplated in Section 6 hereof or (h) any invalidity, rescission, irregularity or unenforceability of all or any part of the Guaranteed Obligations.

4.                                      The obligations of each Subsidiary Guarantor hereunder are independent of the obligations of any other Subsidiary Guarantor, any other guarantor, the Issuer or any other Guaranteed Party, and a separate action or actions may be brought and prosecuted against each Subsidiary Guarantor whether or not action is brought against any other Subsidiary Guarantor, any other guarantor, the Issuer or any other Guaranteed Party and whether or not any other Subsidiary Guarantor, any other guarantor, the Issuer or any other Guaranteed Party be joined in any such action or actions. Each Subsidiary Guarantor waives, to the fullest extent permitted by law, the benefits of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Issuer or any other Guaranteed Party or other circumstance which operates to toll any statute of limitations as to the Issuer or any other Guaranteed Party shall operate to toll the statute of limitations as to each Subsidiary Guarantor.

5.                                      Any Holder may at any time and from time to time without the consent of, or notice to, any Subsidiary Guarantor, without incurring responsibility to such Subsidiary Guarantor, without impairing or releasing the obligations or liabilities of such Subsidiary Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

(a)                                 change the manner, place or terms of payment of, and/or change, increase or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including, without limitation, any increase or decrease in the rate of interest thereon or the principal amount thereof), or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, increased, accelerated, renewed or altered;

(b)                                 [Reserved.]

(c)                                  exercise or refrain from exercising any rights against the Issuer, any other Guaranteed Party, any Restricted Subsidiary thereof or otherwise act or refrain from acting;

(d)                                 release or substitute any one or more endorsers, Subsidiary Guarantors, other guarantors, the Issuer, any other Guaranteed Party, or other obligors;

(e)                                  settle or compromise any of the Guaranteed Obligations, any liability (including any hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Issuer or any other Guaranteed Party to creditors of the Issuer or such other Guaranteed Party other than the Holders;

(f)                                   apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Issuer or any other Guaranteed Party to the Holders regardless of what liabilities of the Issuer or such other Guaranteed Party remain unpaid;

(g)                                  consent to or waive any breach of, or any act, omission or default under, any of the Note and Guarantee Agreement, the Note and the Guarantee or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement (in accordance with their terms) any of the Note and Guarantee Agreement, the Note and the Guarantee or any of such other instruments or agreements;

(h)                                 act or fail to act in any manner which may deprive such Subsidiary Guarantor of its right to subrogation against the Issuer or any other Guaranteed Party to recover full indemnity for any payments made pursuant to this Subsidiary Guarantee; and/or

(i)                                     take any other action or omit to take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Subsidiary Guarantor from its liabilities under this Subsidiary Guarantee (including, without limitation, any action or omission whatsoever that might otherwise vary the risk of such Subsidiary Guarantor or constitute a legal or equitable defense to or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against such Subsidiary Guarantor).

No invalidity, illegality, irregularity or unenforceability of all or any part of the Guaranteed Obligations or any other agreement or instrument relating to the Guaranteed Obligations or of any security or guarantee therefor shall affect, impair or be a defense to this Subsidiary Guarantee, and this Subsidiary Guarantee shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full in cash of the Guaranteed Obligations or as otherwise provided under the terms of the Note and Guarantee Agreement.

6.                                      This Subsidiary Guarantee is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Holder in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Holder would otherwise have hereunder. No notice to or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Holder to any other or further action in any circumstances without notice or demand. It is not necessary for any Holder to inquire into the capacity or powers of the Issuer or any other Guaranteed Party or the officers, directors, partners or agents acting or purporting to act on its or their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

7.                                      Any indebtedness of the Issuer or any other Guaranteed Party now or hereafter held by any Subsidiary Guarantor is hereby subordinated to the indebtedness of the Issuer or such other Guaranteed Party to the Holders, and such indebtedness of the Issuer or such other Guaranteed Party to any Subsidiary Guarantor, if the Holders, after the occurrence and during the continuance of an Event of Default, so requests, shall be collected, enforced and received by such Subsidiary Guarantor as trustee for the Holders and be paid over to the Holders on account of the indebtedness of the Issuer or the other Guaranteed Parties to the Holders, but without affecting or impairing in any manner the liability of such Subsidiary Guarantor under the other provisions of this Subsidiary Guarantee. Without limiting the generality of the foregoing, each Subsidiary Guarantor hereby agrees with the Holders that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Subsidiary Guarantee (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash; provided that if any amount shall be paid to such Subsidiary Guarantor on account of such subrogation rights at any time prior to the irrevocable payment in full in cash of all the Guaranteed Obligations, such amount shall be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Note and Guarantee Agreement, the Note and the Guarantee.

8.                                      (a)                                 Each Subsidiary Guarantor hereby waives (to the fullest extent permitted by applicable law) notice of acceptance of this Subsidiary Guarantee and notice of the existence, creation or incurrence of any new or additional liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, demand for performance, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by any Holder against, and any other notice to, any party liable thereon (including such Subsidiary Guarantor, any other Subsidiary Guarantor, any other guarantor, the Issuer or any other Guaranteed Party) and each Subsidiary Guarantor further hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice or proof of reliance by any Holder upon this Subsidiary Guarantee, and the Guaranteed Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, modified, supplemented or waived, in reliance upon this Subsidiary Guarantee. Each Subsidiary Guarantor hereby waives any defense it may now or hereafter assert in any way relating to any law, regulation, decree or order of any jurisdiction, or any other event, affecting any term of any Obligation or any Holder’s rights with respect thereto.

(b)                                 Each Subsidiary Guarantor hereby waives any right (except as shall be required by applicable law and cannot be waived) to require the Holders to: (i) proceed against the Issuer, any other Guaranteed Party, any other Subsidiary Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from the Issuer, any other Guaranteed Party, any other Subsidiary Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Holders’ power whatsoever. Each Subsidiary Guarantor waives any defense based on or arising out of any defense of the Issuer, any other Guaranteed Party, any other Subsidiary Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Issuer, any other Guaranteed Party, any other Subsidiary Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Issuer or any other Guaranteed Party other than payment in full of the Guaranteed Obligations.

(c)                                  Each Subsidiary Guarantor waives all presentments, promptness, diligence, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Subsidiary Guarantee, and notices of the existence, creation or incurring of new or additional indebtedness. Each Subsidiary Guarantor assumes all responsibility for being and keeping itself informed of the Issuer’s and each other Guaranteed Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Subsidiary Guarantor assumes and incurs hereunder, and agrees that the Holders shall have no duty to advise any Subsidiary Guarantor of information known to them regarding such circumstances or risks.

Each Subsidiary Guarantor warrants and agrees that each of the waivers set forth above in this Section 8 is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

9.                                      Notwithstanding anything to the contrary contained elsewhere in this Subsidiary Guarantee, the Holders agree (by their acceptance of the benefits of this Subsidiary Guarantee) that this Subsidiary Guarantee may be enforced only by the action of the Required Holders, and that no other Holder shall have any right individually to seek to enforce or to enforce this Subsidiary Guarantee, it being understood and agreed that such rights and remedies may be exercised by the Required Holders. The Holders further agree that this Subsidiary Guarantee may not be enforced against any director, officer, employee, partner, member or stockholder of any Subsidiary Guarantor (except to the extent such partner, member or stockholder is also a Subsidiary Guarantor hereunder). It is understood and agreed that the agreement in this Section 9 is among and solely for the benefit of the Holders and that, if the Required Holders so agree (without requiring the consent of any Subsidiary Guarantor), this Subsidiary Guarantee may be directly enforced by any Holder.

10.                               In order to induce the Holders to purchase and hold the Notes pursuant to the Note and Guarantee Agreement, each Subsidiary Guarantor represents, warrants and covenants that as of the date hereof:

(a)                                 Such Subsidiary Guarantor (i) is a duly organized and validly existing corporation, limited partnership or limited liability company, as the case may be, in good standing (or the equivalent) under the laws of the jurisdiction of its incorporation or formation, (ii) has the corporate or other applicable power and authority, as the case may be, to own its property and assets and to transact the business in which it is currently engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business as currently conducted requires such qualification, except for failures to be so qualified which, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(b)                                 Such Subsidiary Guarantor has the corporate or other applicable power and authority to execute, deliver and perform the terms and provisions of this Subsidiary Guarantee and each other related agreement, instrument or document to which it is a party and has taken all necessary corporate or other applicable action to authorize the execution, delivery and performance by it of this Subsidiary Guarantee and each such other related agreement, instrument or document. Such Subsidiary Guarantor has duly executed and delivered this Subsidiary Guarantee and each other related agreement, instrument or document to which it is a party, and this Subsidiary Guarantee and each such other related agreement, instrument or document constitutes the legal, valid and binding obligation of such Subsidiary Guarantor enforceable against such Subsidiary Guarantor in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c)                                  Neither the execution, delivery or performance by such Subsidiary Guarantor of this Subsidiary Guarantee or any other related agreement, instrument or document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof, will (i) contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the material properties or assets of such Subsidiary Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or credit agreement, or any other material agreement, contract or instrument, to which such Subsidiary Guarantor or any of its Subsidiaries is a party or by which it or any of its material property or assets is bound or to which it may be subject or (iii) violate any provision of the certificate of incorporation or by-laws (or equivalent organizational documents), as the case may be, of such Subsidiary Guarantor or any of its Subsidiaries.

(d)                                 No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date when required and which remain in full force and effect), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Subsidiary Guarantee by such Subsidiary Guarantor or any other related agreement, instrument or document to which such Subsidiary Guarantor is a party or (ii) the legality, validity, binding effect or enforceability of this Subsidiary Guarantee or any other related agreement, instrument or document to which such Subsidiary Guarantor is a party.

(e)                                  Other than as set forth on Schedule 5.6 of the Note and Guarantee Agreement, there are no actions, suits or proceedings pending or, to such Subsidiary Guarantor’s knowledge, threatened (i) with respect to this Subsidiary Guarantee or any other related agreement, instrument or document to which such Subsidiary Guarantor is a party or (ii) with respect to such Subsidiary Guarantor or any of its Subsidiaries that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

11.                               Each Subsidiary Guarantor covenants and agrees that on and after the Closing and until the repayment in full of the Notes and until such time as no Notes remain outstanding and all Guaranteed Obligations have been paid in full, such Subsidiary Guarantor will comply, and will cause each of its Subsidiaries to comply, with all of the applicable provisions, covenants and agreements contained in Sections 8 and 9 of the Note and Guarantee Agreement, and will take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that it is not in violation of any provision, covenant or agreement contained in Section 9 or 10 of the Note and Guarantee Agreement, and so that no Default or Event of Default is caused by the actions of such Subsidiary Guarantor or any of its Subsidiaries.

12.                               The Subsidiary Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of each Holder in connection with the enforcement of this Subsidiary Guarantee (including, without limitation, the reasonable fees and disbursements of counsel).

13.                               This Subsidiary Guarantee shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall inure to the benefit of the Holders and their successors and assigns.

14.                               Neither this Subsidiary Guarantee nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Subsidiary Guarantor directly affected thereby and with the written consent of the Required Holders (or, to the extent required by Section 19 of the Note and Guarantee Agreement, with the written consent of all the Holders or all of the Holders adversely affected thereby, as applicable) at all times prior to the time on which all Guaranteed Obligations have been paid in full.

15.                               Each Subsidiary Guarantor acknowledges that an executed (or conformed) copy of each of the Note and Guarantee Agreement, the Note and the Guarantee has been made available to a senior officer of such Subsidiary Guarantor and such officer is familiar with the contents thereof.

16.                               In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Secured Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any “Event of Default” as defined in the Note and Guarantee Agreement), each Holder is hereby authorized, at any time or from time to time, without notice to any Subsidiary Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Holder to or for the credit or the account of such Subsidiary Guarantor, against and on account of the obligations and liabilities of such Subsidiary Guarantor to such Holder under this Subsidiary Guarantee, irrespective of whether or not such Holder shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

17.                               Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including email or facsimile communication) and mailed, emailed, faxed or delivered: if to any Subsidiary Guarantor, at c/o General Maritime Corporation, 299 Park Avenue, New York, New York, 10171-0002, with copies to Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, Attention: Kenneth Chin, Esq., Telephone No.: (212) 715-9100, Facsimile No.: (212) 715-8000, Email: kchin@kramerlevin.com and Kirkland and Ellis LLP, 555 California Street, San Francisco, California 94104, Attention: Samantha Good, Telephone No.: (415) 439-1914. Facsimile No.: (415) 439-1500, Email: samantha.good@kirkland.com; if to any Holder, at its address specified on Schedule A to the Note and Guarantee Agreement; or, as to any other Obligor, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Holder, at such other address as shall be designated by such Holder in a written notice to the Issuer. All such notices and communications shall, (i) when mailed, be effective three Business Days after being deposited in the mails, prepaid and properly addressed for delivery, (ii) when sent by overnight courier, be effective one Business Day after delivery to the overnight courier prepaid and properly addressed for delivery on such next Business Day, or (iii) when sent by email or facsimile, be effective when sent by email or facsimile, except that notices and communications to any Subsidiary Guarantor shall not be effective until received by such Subsidiary Guarantor, as the case may be.

18.                               If any claim is ever made upon any Holder for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including, without limitation, the Issuer or any other Guaranteed Party) then and in such event each Subsidiary Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Subsidiary Guarantor, notwithstanding any revocation hereof or the cancellation of any Note or any other instrument evidencing any liability of the Issuer or any other Guaranteed Party, and such Subsidiary Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

19.                               (a) THIS SUBSIDIARY GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE. Any legal action or proceeding with respect to this Subsidiary Guarantee may, in the case of any Holder, and shall, in the case of any Subsidiary Guarantor, be brought in the courts of the State of New York or of the United States of America for the Southern District of New York in each case which are located in the City of New York, and, by execution and delivery of this Subsidiary Guarantee, each Subsidiary Guarantor hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of such courts for purposes of any such legal action or proceeding. Each Subsidiary Guarantor hereby agrees that service of process in any such proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address specified in Section 17 or at such other address of which each Holder shall have been notified pursuant thereto. In addition, each Subsidiary Guarantor hereby irrevocably waives to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this agreement, the notes, the guarantees or any other document executed in connection herewith brought in the courts of the State of New York or the United States District Court for the Southern District of New York, and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each Subsidiary Guarantor hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder that such service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Holders to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Subsidiary Guarantor in any other jurisdiction.

(b)                                 Each Subsidiary Guarantor hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Subsidiary Guarantee brought in the courts referred to in clause (a) above and hereby further irrevocably waives (to the fullest extent permitted by applicable law) and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

(c)                                  EACH SUBSIDIARY GUARANTOR AND EACH HOLDER (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS SUBSIDIARY GUARANTEE) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSIDIARY GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

20.                               In the event that all of the capital stock or other equity interests of one or more Subsidiary Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of Section 10.02 of the Note and Guarantee Agreement (or such sale, other disposition, or liquidation has been approved in writing by the Required Holders (or all the Holders if required by Section 19 of the Note and Guarantee Agreement)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Note and Guarantee Agreement, to the extent applicable, such Subsidiary Guarantor shall upon consummation of such sale or other disposition (except to the extent that such sale or disposition is to GMC or any Subsidiary thereof) be released from this Subsidiary Guarantee automatically and without further action and this Subsidiary Guarantee shall, as to each such Subsidiary Guarantor or Subsidiary Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock or other equity interests of any Subsidiary Guarantor shall be deemed to be a sale of such Subsidiary Guarantor for the purposes of this Section 20).

21.                               At any time a payment in respect of the Guaranteed Obligations is made under this Subsidiary Guarantee, the right of contribution of each Subsidiary Guarantor against each other Subsidiary Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Subsidiary Guarantor to be revised and restated as of each date on which a payment (a “Relevant Payment”) is made on the Guaranteed Obligations under this Subsidiary Guarantee. At any time that a Relevant Payment is made by a Subsidiary Guarantor that results in the aggregate payments made by such Subsidiary Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Subsidiary Guarantor’s Contribution Percentage (as defined below) of the aggregate payments made by all Subsidiary Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the “Aggregate Excess Amount”), each such Subsidiary Guarantor shall have a right of contribution against each other Subsidiary Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Subsidiary Guarantor’s Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Subsidiary Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the “Aggregate Deficit Amount”) in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Subsidiary Guarantor and the denominator of which is the Aggregate Excess Amount of all Subsidiary Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Subsidiary Guarantor. A Subsidiary Guarantor’s right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of each computation; provided that no Subsidiary Guarantor may take any action to enforce such right until the Guaranteed Obligations have been irrevocably paid in full in cash, it being expressly recognized and agreed by all parties hereto that any Subsidiary Guarantor’s right of contribution arising pursuant to this Section 21 against any other Subsidiary Guarantor shall be expressly junior and subordinate to such other Subsidiary Guarantor’s obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Subsidiary Guarantee. As used in this Section 21: (i) each Subsidiary Guarantor’s “Contribution Percentage” shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Subsidiary Guarantor by (y) the aggregate Adjusted Net Worth of all Subsidiary Guarantors; (ii) the “Adjusted Net Worth” of each Subsidiary Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Subsidiary Guarantor and (y) zero; and (iii) the” Net Worth” of each Subsidiary Guarantor shall mean the amount by which the fair saleable value of such Subsidiary Guarantor’s assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including, without limitation, contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Subsidiary Guarantee or any guaranteed obligations arising under any guaranty of the Notes) on such date. Notwithstanding anything to the contrary contained above, any Subsidiary Guarantor that is released from this Subsidiary Guarantee pursuant to Section 20 hereof shall thereafter have no contribution obligations, or rights, pursuant to this Section 21. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 21, each Subsidiary Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Subsidiary Guarantor in respect of such payment until all of the Guaranteed Obligations have been irrevocably paid in full in cash. Each of the Subsidiary Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Subsidiary Guarantor has the right to waive its contribution right against any Subsidiary Guarantor to the extent that after giving effect to such waiver such Subsidiary Guarantor would remain solvent, in the determination of the Required Holders.

22.                               Each Subsidiary Guarantor and each Holder (by its acceptance of the benefits of this Subsidiary Guarantee) hereby confirms that it is its intention that this Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, each Subsidiary Guarantor and each Holder (by its acceptance of the benefits of this Subsidiary Guarantee) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Subsidiary Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Subsidiary Guarantor that are relevant under such laws and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Subsidiary Guarantor and the other Subsidiary Guarantors, result in the Guaranteed Obligations of such Subsidiary Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

23.                               This Subsidiary Guarantee may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original (including if delivered by facsimile or electronic transmission), but all of which shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this Subsidiary Guarantee to be executed and delivered as of the date first above written.

VLCC ACQUISITION I CORPORATION
STI GLASGOW SHIPPING COMPANY LIMITED
STI EDINBURGH SHIPPING COMPANY LIMITED
STI PERTH SHIPPING COMPANY LIMITED
STI DUNDEE SHIPPING COMPANY LIMITED
STI NEWCASTLE SHIPPING COMPANY LIMITED
STI CAVALIERE SHIPPING COMPANY LIMITED
STI ESLES SHIPPING COMPANY LIMITED,
each as a Subsidiary Guarantor

By:	/s/ Christopher F. Allwin
	Name:	Christopher F. Allwin
	Title:	Secretary

Signature Page to Subsidiary Guarantee